UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 26, 2026

(Date of earliest event reported)

Morgan Stanley Bank of America Merrill Lynch Trust 2026-C36

(Central Index Key Number 0002145539)

(Exact name of issuing entity)

Bank of America, National Association

(Central Index Key Number 0001102113)

Argentic Real Estate Finance 2 LLC

(Central Index Key Number 0001968416)

Morgan Stanley Mortgage Capital Holdings LLC

(Central Index Key Number 0001541557)

Barclays Capital Real Estate Inc.

(Central Index Key Number 0001549574)

Citi Real Estate Funding Inc.

(Central Index Key Number 0001701238)

JPMorgan Chase Bank, National Association

(Central Index Key Number 0000835271)

Wells Fargo Bank, National Association

(Central Index Key Number 0000740906)

Banc of America Merrill Lynch Commercial Mortgage Inc.

(Central Index Key Number 0001005007)

(Exact name of registrant as specified in its charter)

Delaware	333-283510-05	56-1950039
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

One Bryant Park
New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      646-855-3953

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

Item 8.01.	Other Events.

On August 26, 2026, Banc of America Merrill Lynch Commercial Mortgage Inc. (the “Registrant”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated and effective as of August 1, 2026 (the “Pooling and Servicing Agreement”), among the Registrant, as depositor, Trimont LLC, as master servicer, Argentic Services Company LP, as special servicer, Computershare Trust Company, National Association, as certificate administrator, Deutsche Bank National Trust Company, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, of Morgan Stanley Bank of America Merrill Lynch Trust 2026-C36, Commercial Mortgage Pass-Through Certificates, Series 2026-C36 (the “Certificates”). The Certificates consist of the classes (each, a “Class”) designated as (i) the Class A-1, Class A-SB, Class A-4, Class A-4-1, Class A-4-2, Class A-4-X1, Class A-4-X2, Class A-5, Class A-5-1, Class A-5-2, Class A-5-X1, Class A-5-X2, Class X-A, Class X-B, Class A-S, Class A-S-1, Class A-S-2, Class A-S-X1, Class A-S-X2, Class B, Class B-1, Class B-2, Class B-X1, Class B-X2, Class C, Class C-1, Class C-2, Class C-X1 and Class C-X2 Certificates (collectively, the “Publicly Offered Certificates”) and (ii) the Class X-D, Class X-E, Class D, Class E, Class F-RR, Class G-RR, Class V and Class R Certificates (collectively, the “Privately Offered Certificates”).

The Publicly Offered Certificates were sold to BofA Securities, Inc. (“BOAS”), Morgan Stanley & Co. LLC (“Morgan Stanley”), Barclays Capital Inc. (“BCI”), Citigroup Global Markets Inc. (“Citi”), J.P. Morgan Securities LLC (“JPMS”), Wells Fargo Securities, LLC (“WFS”), Academy Securities, Inc. (“Academy”) and Drexel Hamilton, LLC (“Drexel”), as underwriters (collectively, in such capacities, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of August 12, 2026, among the Registrant, Bank of America, National Association (“BANA”) and the Underwriters.

The Privately Offered Certificates were sold to BOAS, Morgan Stanley, BCI, Citi, JPMS, WFS, Academy and Drexel, as initial purchasers (collectively, in such capacities, the “Initial Purchasers”), pursuant to a Certificate Purchase Agreement, dated as of August 12, 2026, among the Registrant, BANA and the Initial Purchasers. The Privately Offered Certificates were sold in transactions exempt from registration under the Securities Act of 1933, as amended.

The Certificates represent, in the aggregate, the entire beneficial ownership in Morgan Stanley Bank of America Merrill Lynch Trust 2026-C36, a common law trust fund formed on August 26, 2026 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets are thirty-one (31) fixed rate mortgage loans (the “Mortgage Loans”) secured by first liens on fifty-seven (57) commercial and/or multifamily properties. The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage Loans by the Registrant from BANA, Argentic Real Estate Finance 2 LLC, Morgan Stanley Mortgage Capital Holdings LLC, Barclays Capital Real Estate Inc., Citi Real Estate Funding Inc., JPMorgan Chase Bank, National Association and Wells Fargo Bank, National Association.

On August 26, 2026, the Registrant sold all of the Publicly Offered Certificates, having an aggregate certificate principal amount of $619,061,000. The net proceeds of the offering to the Registrant from the issuance of the Publicly Offered Certificates, after deducting expenses payable by the Registrant of $8,070,470, were approximately $662,800,903. Of the expenses paid by the Registrant, $4,388,015 were paid to or for the Underwriters and $3,682,455 were other expenses. All of the foregoing expense amounts are the Registrant’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Registrant; the Publicly Offered Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale.

Further information regarding such sales has been previously provided on the Registrant’s Current Report on Form 8-K, as filed with the Securities and Exchange Commission on August 14, 2026 (including, as to the price per class of Publicly Offered Certificates, on Schedule I to the Underwriting Agreement filed as an exhibit thereto) and in the Prospectus, dated August 13, 2026 and filed with the Securities and Exchange Commission on August 14, 2026. The related registration statement (file no. 333-283510) was originally declared effective on January 30, 2025.

In connection with the issuance and sale to the Underwriters of the Publicly Offered Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Publicly Offered Certificates, which legal opinion is attached as an exhibit to this report.

Credit Risk Retention

The fair value of the portions of the Class F-RR and Class G-RR certificates that collectively constitute an “eligible horizontal residual interest” under the credit risk retention rules (the “HRR Interest”) and that will be retained by the retaining sponsor (or its majority-owned affiliate) on the Closing Date is equal to approximately $19,869,570, representing approximately 2.757% of the aggregate fair value of all ABS interests issued by the Issuing Entity (the “ABS Interests”). The aggregate fair value of all ABS Interests is approximately $720,719,782. The fair values referenced in the preceding two sentences are based on actual prices and final tranche sizes as of the Closing Date for all certificates (other than the Class R certificates) issued by the Issuing Entity.

The retaining sponsor estimates that, if it had relied solely on retaining an “eligible horizontal residual interest” in order to meet the credit risk retention requirements of Regulation RR with respect to this securitization transaction, it would have retained an eligible horizontal residual interest with an aggregate fair value dollar amount of approximately $36,035,989, representing 5.0% of the aggregate fair value, as of the Closing Date, of all ABS Interests.

There are no material differences between (a) the valuation methodology or any of the key inputs and assumptions that were used in calculating the fair value or range of fair values disclosed in the preliminary prospectus dated August 7, 2026 and filed with the Securities and Exchange Commission on August 7, 2026 under the heading “Credit Risk Retention” and (b) the valuation methodology or the key inputs and assumptions that were used in calculating the fair values set forth above.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits
Exhibit No.	Description
Exhibit 5	Legality Opinion of Hogan Lovells Cadwalader US LLP, dated August 26, 2026.
Exhibit 8	Tax Opinion of Hogan Lovells Cadwalader US LLP, dated August 26, 2026 (included as part of Exhibit 5).
Exhibit 23	Consent of Hogan Lovells Cadwalader US LLP (included as part of Exhibit 5).

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 26, 2026	BANC OF AMERICA MERRILL LYNCH COMMERCIAL MORTGAGE INC.
(Registrant)

	By:	/s/ Leland F. Bunch, III
		Name:	Leland F. Bunch, III
		Title:	Chief Executive Officer & President

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
5	Legality Opinion of Hogan Lovells Cadwalader US LLP, dated August 26, 2026.	(E)
8	Tax Opinion of Hogan Lovells Cadwalader US LLP, dated August 26, 2026 (included as part of Exhibit 5).	(E)
23	Consent of Hogan Lovells Cadwalader US LLP (included as part of Exhibit 5).	(E)